UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2021

PhoneBrasil International, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	000-56176	33-148545
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

21 Omaha Street, Dumont, NJ 07628

(Address of Principal Executive Office) (Zip Code)

201-387-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sale of Equity Securities.

From October 25, 2021 through November 12, 2021, PhoneBrasil International, Inc. (the “Company”) entered into a Securities Purchase Agreement (“SPA”) with seven accredited investors in connection with the sale of an additional aggregate of $625,000 principal amount 8% Secured Convertible Promissory Notes (the “Notes”) and five-year warrants to purchase shares of common stock at an exercise price of $1.9032 per share (the “Warrants”). The proceeds shall be used for working capital.

The terms of the SPA, Notes and Warrants, and related Security Agreement, Guaranty Agreement and Registration Rights Agreement were previously disclosed on Form 8-K filed on October 12, 2021.

As previously disclosed, Westpark Capital, LLC (the “Placement Agent”) served as placement agent under the private placement and will receive a cash commission in the amount of 9% of the gross proceeds sold. Furthermore, the Placement Agent will be entitled to receive five-year warrants (the “Placement Agent Warrants”) to purchase such number of shares of common stock as are equal to 9% of the aggregate number of shares of common stock underlying the Notes. The Placement Agent Warrants will have an exercise price of $110% of the applicable Warrant exercise price.

The issuances of the Notes and the Warrants are exempt from registration under Section 4(a)(2) and Rule 506(c) of Regulation D as promulgated by the Securities and Exchange Commission under of the Securities Act of 1933, as amended (the “Securities Act”), as transactions by an issuer not involving any public offering.

The foregoing description of the terms of the SPA, the Notes, the Warrants, the Security Agreement, Guaranty Agreement and Registration Rights Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the form of Note, the form of Warrant, form of Security Agreement, form of Guaranty Agreement and form of Registration Rights Agreement, a copy which is filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, to the Form 8-K filed on October 12, 2021and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith
10.1	Securities Purchase Agreement	8-K	10/12/21	10.1
10.2	Form of Secured Convertible Promissory Note	8-K	10/12/21	10.2
10.3	Form of Warrant	8-K	10/12/21	10.3
10.4	Form of Security Agreement	8-K	10/12/21	10.4
10.5	Form of Guaranty Agreement	8-K	10/12/21	10.5
10.6	Form of Registration Rights Agreement	8-K	10/12/21	10.6
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHONEBRASIL INTERNATIONAL, INC.

Date: November 17, 2021	By:	/s/ P. Kelley Dunne
		Name:	P. Kelley Dunne
		Title:	Chief Executive Officer

2